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                                                                    EXHIBIT 99.1

                               SHOPKO STORES, INC.


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ShopKo Stores, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended August 3, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  September 17, 2002
                                      SHOPKO STORES, INC.


                                                   /s/ Jeffrey C. Girard
                                      ---------------------------------------
                                                   Jeffrey C. Girard
                                                   Vice Chairman, Finance and
                                                   Administration, Interim Chief
                                                   Executive Officer



         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.








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